Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

DRAFT

PRELIMINARY PROSPECTUS DATED DECEMBER 27, 2006

SUBJECT TO COMPLETION

PROSPECTUS

TRANSAMERICA IDEX MUTUAL FUNDS

December 27, 2006

TA IDEX Multi-Manager Alternative Strategies Fund

Class A and Class C Shares

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Not issued by FDIC or any federal government agency. May lose value.

Not a deposit of or guaranteed by any bank, bank affiliate or credit union.

TRANSAMERICA IDEX MUTUAL FUNDS

TABLE OF CONTENTS

SECTION A — FUND DESCRIPTION	2

TA IDEX MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

SECTION B — SHAREHOLDER INFORMATION	11
REGULATORY	PROCEEDINGS	11
INVESTMENT ADVISER	11
OPENING AN ACCOUNT	11
BUYING SHARES	12
SELLING SHARES	13
EXCHANGING SHARES	15
REDEMPTION FEES	15
FEATURES AND POLICIES	16
PRICING OF SHARES	19
CHOOSING A SHARE CLASS	20
WAIVERS AND/OR REDUCTIONS OF CHANGES	20
DISTRIBUTION OF SHARES	22
OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS	22
UNDERWRITING AGREEMENT	23
DISTRIBUTIONS AND TAXES	24
INVESTMENT POLICY CHANGES	25
APPENDIX A EXPLANATION OF STRATEGIES AND RISKS	26
APPENDIX B BOND RATINGS	35

-i-

TRANSAMERICA IDEX MUTUAL FUNDS

Transamerica IDEX Mutual Funds (TA IDEX) consists of several individual funds. Each fund invests in a range of securities, such as stocks and/or bonds. This prospectus offers only TA IDEX Multi-Manager Alternative Strategies Fund. Please read this prospectus, which relates to Class A and Class C shares of the fund only, carefully before you invest or send money. It has been written to provide information and assist you in making an informed decision. If you would like additional information, please request a copy of the Statement of Additional Information (SAI).

In addition, we suggest you contact your financial professional or a TA IDEX customer service representative, who will assist you.

TO HELP YOU UNDERSTAND

In this prospectus, you’ll see symbols like the ones below. These are “icons,” graphic road signs that let you know at a glance the subject of the nearby paragraphs. The icons serve as tools for your convenience as you read this prospectus.

(BULLSEYE ICON)	OBJECTIVE
What is the fund’s investment objective? Learn about your fund’s goal or objective.
(CHESSPIECE ICON)	PRINCIPAL STRATEGIES AND POLICIES
How does the fund go about trying to meet its goal? Read about the types of investments each fund contains and what style of investment philosophy it employs.
(WARNING SIGN ICON)	PRINCIPAL RISKS
What are the specific risks for an investor in the fund? Find out what types of risks are associated with each fund.
(GRAPH ICON)	PAST PERFORMANCE
What is the investment performance of the fund? See how well each fund has performed in the past year, five years, ten years or since its inception.
(DOLLAR SIGN ICON)	FEES AND EXPENSES
How much does it cost to invest in the fund? Learn about each fund’s fees and expenses.
(QUESTION MARK ICON)	ADDITIONAL INFORMATION Who manages the fund and how much are they paid? See information about each fund’s advisers, as well as the fees paid to them.

An investment in a TA IDEX fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

1

TA IDEX MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

SECTION A – FUND DESCRIPTION

Summary of Risks and Returns

Objective

The investment objective of TA IDEX Multi-Manager Alternative Strategies Fund is to seek long-term capital appreciation.

Principal Strategies and Policies

The fund seeks to achieve its investment objective by investing its assets in a diversified combination of underlying TA IDEX mutual funds (“underlying funds”).

▪

Under normal market conditions, the fund expects to invest primarily in underlying funds that use alternative investment strategies and invest in alternative asset classes, including but not limited to:

•	Long-short and market neutral strategies;
•	Bear-market strategies;
•	Tactical investment strategies (bond and/or equity);
•	Foreign currency trading strategies;
•	Real estate securities;
•	Floating interest rate investments;
•	Commodities and/or natural resources and/or precious metals; and
•	Non-traditional investments (such as micro-cap, stocks and emerging market equities).
▪

The fund decides how much of its assets to allocate to each underlying fund based on outlook, for the markets in which it invests and the strategies it uses, historical performance, global markets’ current valuations, and other global economic factors.

▪

The fund seeks to periodically and gradually adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

▪	The fund may also invest directly in securities, including government securities and short-term commercial paper.

It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying funds.

The fund’s portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the fund’s asset allocations and periodic changes thereto, and other fund investments.

Descriptions of underlying funds

This section describes the underlying funds in which the fund may invest and summarizes their respective investment objectives and principal investment strategies and risks. The list of underlying funds is subject to change from time to time, and so are the investment objectives, strategies and risks of each underlying fund. Further information about an underlying fund is contained in that underlying fund’s prospectus, available at www.transamericaidex.com.

•         TA IDEX UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income. The fund’s sub-adviser seeks to achieve this objective by investing principally in equity and fixed- income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to, the following: U.S. and non-U.S. equity securities (including emerging market equity securities); U.S.

2

TA IDEX MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

and non-U.S. fixed-income (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stocks risk; value risk; small- or medium-sized company risk; fixed-income securities risk; high yield debt security risk; interest rate risk; credit risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; futures and options risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk (this underlying fund is non-diversified); active trading risk; investing in other funds risk; and market risk.

•         TA IDEX Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund’s assets in equity securities. The sub-adviser seeks to construct for the fund a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stocks risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

•         TA IDEX Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation. The fund’s sub-adviser seeks to achieve this objective by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its assets in fixed-income securities, primarily in investment-grade fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities (“junk bonds”) and up to 20% of its assets in preferred stocks. The fund utilizes a global multi-sector strategy, and therefore will seek to generate superior returns by “tactically” shifting assets among various types of income-producing securities based upon changing market conditions. The principal risks of investing in this underlying fund are: fixed-income securities risk; credit risk; interest rate risk; high yield debt security risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; derivatives risk; futures and options risk; hedging risk; liquidity risk; and market risk.

•         TA IDEX BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund invests at least 80% of its assets in equities of companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset. The fund will invest in both U.S. and non-U.S. companies of any market capitalization, including companies located in emerging markets, and in securities denominated in both U.S. dollars and foreign currencies. The principal risks of investing in this underlying fund are: stocks risk; fixed-income securities risk; asset-based securities risk; [precious metal related securities risk;] foreign securities risk; currency risk; emerging markets risk; preferred stocks risk; futures and options risk; leveraging risk; credit risk; liquidity risk; country, sector or industry focus risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

•         TA IDEX Franklin Floating Rate seeks to provide investors with a high level of current income, with preservation of capital as the secondary objective. The fund invests, under normal circumstances, at least 80% of its net assets in income-producing floating interest rate corporate loans and corporate debt securities made to or issued by U.S. and non-U.S. entities. In addition to the fund’s primary investments, the fund may invest up to 20% of its assets in other types of debt obligations or securities, including other secured or unsecured corporate loans and corporate debt securities, and fixed rate obligations of U.S. companies, as well as cash, cash equivalents or other high quality short-term investments, such as money market securities and repurchase agreements, for cashflow management purposes. The fund currently limits its investments in securities of non-U.S. entities to 25% of its total assets. The principal risks of investing in this underlying fund are: fixed-income securities risk; floating interest rate investments risk; prepayments risk; credit risk; limited liquidity of floating interest rate investments risk; interest rate risk; high yield debt security risk; nonpayment of scheduled interest or principal payments risk; foreign securities risk; leveraging risk; repurchase agreements risk; hedging risk; securities lending risk; country, sector or industry focus risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

•         TA IDEX Bjurman, Barry Micro Emerging Growth seeks capital appreciation. The fund invests under normal market conditions, at least 80% of its assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund’s sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stocks risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; value risk; industry focus risk; emerging growth companies risk; and market risk.

TA IDEX MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

•         TA IDEX Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Total return consists of realized and unrealized capital gains and losses plus income. Under normal conditions, the fund will invest at least 80% of its assets in a portfolio of issuers that are principally engaged in the real estate industry. The fund’s portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: stocks risk; foreign securities risk; REITS risk; small- or medium-sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-related securities risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

•         TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its assets in securities of issuers located in at least three countries and in equity securities such as common stocks, convertible securities and preferred stocks. The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stocks risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; convertible securities risk; real estate securities risk; REITs risk; derivatives risk; currency risk; hedging risk; and market risk.

•         TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund’s sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stocks risk; value risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt security risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

•         TA IDEX JP Morgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. Under normal market conditions, the sub-adviser seeks to achieve this objective by investing at least 80% of the fund’s assets in high quality bonds. The sub-adviser also determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; options risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

•         TA IDEX Mercury Global Allocation seeks to provide high total investment return by investing in a portfolio of both equity and fixed-income securities, including money market securities and other short-term securities or instruments, of issuers located around the world. At any time, the fund may emphasize either debt securities or equity securities. The principal risks of investing in this underlying fund are: stocks risk; value risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt security risk; interest rate risk; precious metal related securities risk; credit risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; syndicated bank loans (also called “floating interest rate investments”) risk; and market risk.

•         TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund’s sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

Under adverse or unstable market conditions, the underlying funds can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds will do this only in seeking to avoid losses, the underlying funds may be unable to pursue their investment objectives during that time, and it could reduce the benefit from any upswing in the market. These defensive positions, in turn, would affect the fund.

Principal Risks

TA IDEX MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

The fund is subject to the following principal investment risks:

▪	Underlying Funds

Because the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The fund is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests, and it is subject to business and regulatory developments affecting the underlying funds.
▪	Asset Allocation

The Portfolio Construction Manager allocates the fund’s assets among various underlying funds. These allocations may be unsuccessful in maximizing the fund’s return and/or avoiding investment losses.

▪	Stocks

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

▪	Fixed-Income Securities

Investments in fixed-income securities may subject the fund to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the fund to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

▪	Value Risk

The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

▪	Growth Stocks

Growth stocks can be volatile and subject to greater price swings than the broader market.

▪	Foreign Securities

Investments in securities issued by foreign companies or governments may subject the fund to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

▪	Emerging Markets Risk

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable.

▪	Small- or Medium-Sized Companies

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities.

▪	Micro-Sized and Emerging Growth Companies

Investing in micro-sized companies involves even more risks than investing in other small companies. Micro-sized companies sometimes are not well-known to investors and may not have significant institutional and long-term investors.

TA IDEX MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

They may be engaged in activities for which the market is developing or may never develop. They often require a long-term investment view and are not appropriate for all investors.

▪	Preferred Stocks

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company’s performance. Changes in interest rates can also affect their price.

▪	Liquidity Risk

Liquidity risk exists when particular investments are difficult to sell. An underlying fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price.

▪	Derivatives

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the underlying funds if they cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, an underlying fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested.

▪	Options

Investing in financial contracts such as options involves additional risks which include, without limitation: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished. Substantial losses may be incurred as a result of investments in options.

▪	Short Sales

A short sale is effected by selling a security that an underlying fund does not own, or, if the fund does own such security, it is not to be delivered upon consummation of the sale. If the price of the security sold short increases, the underlying fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, a loss is potentially unlimited.

▪	Hybrid Instruments

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose an underlying fund to leverage risks or carry liquidity risks.

▪	Repurchase Agreements

Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, an underlying fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, an underlying fund could lose money.

▪	High Yield Debt Security Risk

High yield debt securities, or junk bonds, are securities which are rated below “investment grade” or are not rated, but are of equivalent quality. A fund portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities.

■	Distressed Securities

TA IDEX MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

An underlying fund may invest in distressed securities. Distressed securities are speculative and involve substantial risks. An underlying fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

▪	Hedging

An underlying fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting an underlying fund’s currency exposure from one currency to another removes the fund’s opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser’s projection of future exchange rates is inaccurate.

▪	Currency Risk

When an underlying fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments.

▪	Credit Risk

An underlying fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

▪	Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall.

▪	Default Risk

An underlying fund is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due.

▪	Prepayments Risk

Borrowers may pay back principal before the scheduled due date. Such prepayments may require the underlying fund to replace a corporate loan, corporate debt security or other investment with a lower yielding security.

▪	Warrants and Rights

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

▪	Securities Lending

This involves the risk that the borrower may fail to return the securities in a timely manner or at all. An underlying fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to an underlying fund.

▪	Convertible Securities

As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

▪	Leveraging Risk

TA IDEX MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. The use of leverage may cause an underlying fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

▪	Country, Sector or Industry Focus

To the extent an underlying fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests.

▪	Asset-Based Securities

Asset based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets.

▪	Precious Metal Related Securities

Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals.

▪	Real Estate Securities

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, among others: declining real estate value; risks relating to general and local economic conditions; over-building; increased competition for assets in local and regional markets; increases in property taxes; increases in operating expenses or interest rates; change in neighborhood value or the appeal of properties to tenants; and insufficient levels of occupancy.

▪	REITs

Equity Real Estate Investment Trusts (“REITs”) can be affected by any changes in the value of the properties owned. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a REIT.

▪	Mortgage-Related Securities

An underlying fund’s investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the underlying fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities.

▪	Investment Companies Investing in Other Funds (or ETFs)

To the extent that an underlying fund invests in other investment companies such as Exchange-Traded Funds, it bears its pro rata share of these investment companies’ expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

▪	Futures and Options

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

■	Inaccurate market predictions
■	Imperfect correlation
■	Illiquidity

TA IDEX MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

▪	Non-Diversification Risk

Focusing investments in a small number of issuers or industries increases risk. If an underlying fund is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

▪	Active Trading – Portfolio Turnover

A high portfolio turnover rate may increase transaction costs and generate a high level of taxable short term capital gains, both of which may negatively impact the underlying fund’s performance.

▪	Rule 144A Securities

They may only be resold to certain qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by an underlying fund could adversely affect the marketability of such security and the underlying fund might be unable to dispose of such security promptly or at reasonable prices.

▪	Floating Interest Rate Investments

Floating interest rate loans and securities (Floating Interest Rate Investments) incur some of the same risks as some other debt securities, such as prepayment risk, credit risk, interest rate risk and risk found with high yield securities. These investments are usually issued in connection with highly leveraged transactions. These investments involve greater credit risks than other investments, including a greater possibility that the borrower may default or go into bankruptcy. These investments generally are secured by specific collateral of the borrowers and are senior to most other securities of the borrowers, but the collateral can be difficult to liquidate and the value of the collateral can decline or be insufficient to meet the obligations of the borrower. Also, some of the Floating Interest Rate Investments in which an underlying fund invests may be relatively illiquid.

▪	Market Risk

The value of securities owned by an underlying fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

You may lose money if you invest in this fund.

These and other risks are fully described in the section entitled “Explanation of Strategies and Risks,” in Appendix A of this prospectus.

Disclosure of Portfolio Holdings

A detailed description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com within two weeks after the end of each month. Such information will generally remain online for up to four months or as otherwise consistent with applicable regulations.

Investor Profile

This fund may be appropriate for investors who seek to maximize returns and who can tolerate substantial volatility in the value of their principal.

Past Performance

No performance is shown for the fund, as it did not start operations until December 27, 2006. Performance information for the fund will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

TA IDEX MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Shareholder Fees (fees paid directly from your investment)
	Class of Shares
	A	C
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None[a]	1.00%[b]
Redemption fee on shares held 5 trading days or less (as a percentage of amount redeemed)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
	Class of Shares
	A	C
Management fees	0.20%	0.20%
Distribution and service (12b-1) fees	0.35%	1.00%
Other expenses[c]	0.35%	0.35%
Total annual fund operating expenses	0.90%	1.55%
Expense reductions[d]	0%	0%
Net operating expenses	0.90%	1.55%
[a]	Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
[b]	Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
[c]	Other expenses are based on estimates.

[d]

Contractual arrangements have been made with the fund’s investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 0.55% of average daily net assets (exclusive of 12b-1 fees and certain extraordinary expenses). TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.55% of average daily net assets (exclusive of 12b-1 fees and certain extraordinary expenses).

A $25 annual fee is imposed on accounts open for over 12 months that are below a minimum balance. See the section entitled “Shareholder Information – Minimum Account Balance” of this prospectus.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

TA IDEX MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

If the shares are redeemed at the end of each period:
Share Class	1 year	3 years
A	$637	$821
C	$258	$490
If the shares are not redeemed:
Share Class	1 year	3 years
A	$637	$821
C	$158	$490

ADDITIONAL INFORMATION

Management

Investment Adviser:

Transamerica Fund Advisors, Inc. (TFAI)

570 Carillon Parkway

St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled “Shareholder Information – Investment Adviser” of this prospectus.

Advisory Fee:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a special percentage of the fund’s average daily net assets):

Average Daily Net Assets

First $500 million.........................................0.20%

Over $500 million up to $1 billion......................0.19%

Over $1 billion............................................0.18%

Portfolio Construction Manager:

Morningstar Associates, LLC (Morningstar)

225 West Wacker Drive

Chicago, Illinois 60606

Portfolio Construction Manager Compensation:

The portfolio construction manager receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund’s average daily net assets):

Average Daily Net Assets

First $500 million.........................................0.20%

Over $500 million up to $1 billion......................0.19%

Over $1 billion............................................0.18%

Portfolio Managers:

The fund is managed by the following Portfolio Construction Team. In addition to this team, Morningstar utilizes a number of asset allocation consultants that serve as an investment resource to the team. Prior to joining the Portfolio Construction Team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the fund’s inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

Michael Stout, Co-Portfolio Manager, CFA, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to

TA IDEX MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst.

Jon Hale, PhD, Co-Portfolio Manager, CFA, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar’s Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University.

Jeff McConnell, Co-Portfolio Manager, CFA, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar’s Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago.

Maciej Kowara, PhD, Co-Portfolio Manager, CFA, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates’ research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago.

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the fund.

Morningstar serves as a portfolio construction manager and, as such, makes asset allocation and underlying fund selection decisions for the fund.

A discussion regarding the basis of TA IDEX’s Board of Trustees’ approval of the fund’s advisory arrangements will be available in the fund’s semi-annual report for the fiscal period ending April 30, 2007.

UNDERLYING FUND EXPENSES

Shareholders in the fund will bear indirectly the proportionate expenses of Class I shares of the underlying TA IDEX funds in which the fund invests.

After combining the total net operating expenses of the fund with the weighted average of the estimated total net operating expense ratios of the Class I shares of the underlying funds in which it contemplates to invest, the total annualized weighted average expense ratios of each class of shares of the fund (calculated as a percentage of average net assets) are estimated to be as follows:

Class A	Class C
2.20%	2.85%

These expense ratios are estimates only, may vary, and include dividend expenses. Dividend expenses are incurred due to the TA IDEX Mellon Market Neutral Strategy’s short sale activity. The proportionate share of dividend expense borne indirectly by the fund is estimated at 0.20%.

Financial Highlights

Financial Highlights for are not included in this prospectus because the fund commenced operations on December 27, 2006.

SECTION B -SHAREHOLDER INFORMATION

Regulatory Proceedings

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for TA IDEX and certain affiliates and former employees of TFAI, the Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the fund currently believes that the likelihood that any such potential action will have a material adverse impact on it is remote. It is important to note that the fund is not aware of any allegation of wrongdoing against it and its board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the fund, will bear the costs regarding these regulatory matters.

Investment Adviser

TA IDEX is run by a Board of Trustees. The assets of the fund are managed by an investment adviser, who in turn selects a sub-adviser, which employs the portfolio manager(s). All such advisers to the fund are supervised by the Board of Trustees. You can find additional information about the TA IDEX Trustees and officers in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser for TA IDEX. The investment adviser hires sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with Morningstar, the fund’s portfolio construction manager. The investment adviser also monitors Morningstar’s buying and selling of securities and administration of the fund. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of the fund, and is paid at the rate previously shown in this prospectus.

TFAI is directly-owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect, wholly-owned subsidiaries of AEGON N.V. AUSA is wholly-owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded, international insurance group. AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC (TIM) are affiliates of TFAI and TA IDEX.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled “Other Distribution or Service Arrangements” in this prospectus.

AEGON/Transamerica Series Trust (ATST) received an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) that permits TA IDEX and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders to:

(1)	employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;
(2)	materially change the terms of any sub-advisory agreement; and
(3)	continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

SECTION B -SHAREHOLDER INFORMATION

Opening An Account

Fill out the New Account Application which is included in this prospectus or available on our website. TA IDEX requires all applications to include an investment representative or an approved broker/dealer of record. An approved broker/dealer is one that is providing services under a valid dealer sales agreement with the fund’s distributor.

IRAs and other retirement plan accounts require different applications, which you can request by calling 1-888-233-4339 or visiting www.transamericaidex.com.

TA IDEX or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege and any purchase request that does not include an investment representative or an approved broker/dealer.

Note: To help the U.S. government fight the funding of terrorism and money laundering activities, the USA PATRIOT Act requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account. On your application, be sure to include your name, date of birth (if an individual), residential address and Social Security Number or taxpayer identification number. If there are authorized traders on your account, please provide this information for each trader. If you do not provide this information, your account will not be established. If TA IDEX cannot verify your identity within 30 days from the date your account is established, your account may be closed based on the next calculated Net Asset Value (NAV) per share.

Minimum Investment*

Type of Account	Minimum Initial Investment (per fund account)	Minimum Subsequent Investment (per fund account)
Regular Accounts	$1,000	$50
IRA, Roth IRA or Coverdell ESA	$1,000	$50
Employer-sponsored Retirement Plans (includes 403(b), SEP and SIMPLE IRA plans)	$1,000	$50
Uniform Gift to Minors (UGMA) or Transfer to Minors (UTMA)	$1,000	$50
Payroll Deduction and Automatic Investment Plans	$ 500	$50**

* TA IDEX reserves the right to change the amount of these minimums from time to time or to waive them in whole or part.

** Minimum per monthly fund account investment.

Note: The minimums may be waived for certain employer sponsored retirement plans under which the employee limits his or her salary deferral purchase to one fund account. There are no minimums for “wrap” accounts for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with TA IDEX or AFSG, and for investments made by a retirement plan described in Section 401(a), 401(k), 401(m) or 457 of the Internal Revenue Code.

By Mail

Send your completed application and check (made payable to Transamerica Fund Services, Inc.) to:

P.O. Box 219945, Kansas City, MO 64121-9945.

For overnight delivery:

330 W. 9th Street, Kansas City, MO 64105.

SECTION B -SHAREHOLDER INFORMATION

Through an Authorized Dealer

The dealer is responsible for opening your account and providing TA IDEX with your taxpayer identification number.

BUYING SHARES

Investors may purchase shares of the fund at the “offering price” of the shares, which is the net asset value per share (“NAV”) plus any applicable initial sales charge.

By Check

■	Make your check payable and send to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945.
■	For overnight delivery: 330 W. 9th Street, Kansas City, MO 64105.
■	If you are opening a new account, send your completed application along with your check.
■	If you are purchasing shares in an existing account(s), please reference your TA IDEX fund and account numbers.
■	All checks must be made payable to Transamerica Fund Services, Inc.
■	Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.
■	TA IDEX does not accept money orders, traveler’s checks, credit card convenience checks or cash. Cashier checks, starter checks and third-party checks may be accepted, subject to approval by TA IDEX.

By Automatic Investment Plan

•

With an Automatic Investment Plan (AIP), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank’s requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service (1-888-233-4339) for information on how to establish an AIP or visit our website at www.transamericaidex.com to obtain an AIP request form.

By Telephone

■

The electronic funds transfer must be established in advance, when you open your account, or by adding this feature to your existing account. Select “Electronic Bank Link” on the application or write to TA IDEX. Due to your bank’s requirements, please allow up to 30 days to establish this option. Call Customer Service to invest by phone, either through our automated system (1-888-233-4339), or by speaking directly with a representative.

■	TA IDEX reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.

Through an Authorized Dealer

■

If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. TA IDEX must receive your payment within three business days after your order is accepted.

By the Internet

■

You may request a transfer of funds from your bank account to your TA IDEX account. The electronic bank link option must be established in advance before Automated Clearing House (ACH) purchases will be accepted. (Call Customer Service (1-888-233-4339) or visit our website at www.transamericaidex.com for information on how to establish an electronic bank link). Payment will be transferred from your bank account electronically.

By Payroll Deduction

■	You may have money transferred regularly from your payroll to your TA IDEX account. Call Customer Service (1-888-233-4339) to establish this deduction.

By Wire Transfer

SECTION B -SHAREHOLDER INFORMATION

■

You may request that your bank wire funds to your TA IDEX account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to:

Bank of America, NA, Charlotte, NC, ABA# 026009593, Credit: Transamerica IDEX Funds Acct # 3600622064, Ref: Shareholder name, TA IDEX fund and account numbers.

■	Shares will be purchased at the next determined net asset value (NAV) after receipt of your wire if you have supplied all other needed information.

Other Information

If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 per fund account that has been returned.

TA IDEX or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege any purchase request that does not include an investment representative or an approved broker/dealer. To the extent authorized by law, TA IDEX and the funds reserve the right to discontinue offering shares at any time or to cease operating entirely.

SELLING SHARES

Selling shares is also referred to as “redeeming” shares. You can redeem your shares at any time.

Proceeds from the redemption of your shares will usually be sent within three business days after receipt in good order of your request for redemption (unless you request to receive payment by wire or another option described below), although TA IDEX has the right to take up to seven days to pay your redemption proceeds, and may postpone payment under certain circumstances, as authorized by law. In cases where shares have recently been purchased by personal checks (or other circumstances where the purchase money has not been collected), redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply. To avoid this situation, shares may be purchased by wire.

To request your redemption and receive payment by:

Direct Deposit - ACH

■

You may request an “ACH redemption” in writing, by phone or by internet access to your account. The electronic bank link option must be established in advance before Automated Clearing House (“ACH”) redemptions will be accepted. (Call Customer Service (1-888-233-4339) or visit our website at www.transamericaidex.com for information on how to establish an electronic bank link). Maximum amount over the phone per day is the lesser of your available balance or $50,000 per fund account. Redemptions over $50,000 must be in writing and those redemptions greater than $100,000 require a written request with an original signature guarantee by all shareholders. Payment should usually be received by your bank account 3-5 banking days after your request. TA IDEX does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible for ACH redemptions. Call Customer Service (1-888-233-4339) to verify that this feature is in place on your account if you are unsure.

Direct Deposit - Wire

■

You may request an “Expedited Wire Redemption” in writing, or by phone. The electronic bank link must be established in advance. Otherwise, a signature guarantee will be required. (Call Customer Service (1-888-233-4339) or visit our website at www.transamericaidex.com for information on how to establish an electronic bank link). Maximum amount over the phone per day is the lesser of your available balance or $50,000 (with a minimum of $1,000 per wire). Payment should be received by your bank account the next banking day after your request. TA IDEX charges $10 for this service. Your bank may charge a fee as well. TA IDEX may waive this fee for group plans. Call Customer Service (1-888-233-4339) to be sure this feature is in place on your account if you are unsure.

Check to Address of Record

■

Written Request: Send a letter requesting a withdrawal to TA IDEX. Specify the fund, account number, and dollar amount or number of shares you wish to redeem. Mail to: Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Attention: Redemptions. Be sure to include all shareholders’ signatures and any additional documents, as well as a signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax

SECTION B -SHAREHOLDER INFORMATION

withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.

■

Telephone or Internet Request: Call Customer Service (1-888-233-4339) and make your request using the automated system, by person-to-person, or by accessing your account on the internet. The electronic bank link option must be established in advance before ACH redemptions will be accepted. Call Customer Service (1-888-233-4339) or visit our website at www.transamericaidex.com for information on how to establish an electronic bank link. Maximum amount per day is the lesser of your available balance or $50,000. Redemptions over $50,000 must be in writing and those redemptions greater than $100,000 require a written request with an original signature guarantee by all shareholders.

Check to Another Party/Address

■

This request must be in writing, regardless of amount, with all account owners’ signatures guaranteed. Mail to: Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Attention: Redemptions.

Systematic Withdrawal Plan (by direct deposit - ACH or check)

■

You can establish a Systematic Withdrawal Plan (SWP) either at the time you open your account or at a later date. Call Customer Service at (1-888-233-4339) for information on how to establish a SWP or visit our website at www.transamericaidex.com to obtain the appropriate form to complete.

Through an Authorized Dealer

■	You may redeem your shares through an authorized dealer. (They may impose a service charge.) Contact your Registered Representative or call TA IDEX Customer Service (1-888-233-4339) for assistance.

Your Request to Sell Your Shares and Receive Payment May Be Subject To:

■	The privileges or features established on your account such as a Systematic Withdrawal Plan (SWP) or telephone transactions.
■	The type of account you have and if there is more than one shareholder.
■	The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions greater than $100,000 require a written request with a signature guarantee by all shareholders.
■

A written request or signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, TA IDEX requires a redemption request in writing, signed and signature guaranteed by all shareholders.

■

When redeeming all shares from an account with an active Automatic Investment Plan (AIP), your AIP will automatically be stopped. Please contact Customer Service (1-888-233-4339) if you wish to re-activate your AIP.

■

The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

■	Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.
■

Shares will normally be redeemed for cash, although the fund retains the right to redeem its shares in kind, under unusual circumstances, in order to protect the interests of shareholders by the delivery of securities selected from its shareholders at its discretion. Please see the SAI for more details.

■	If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be assessed; for Saturday delivery, a $30 overnight fee will be assessed.

Please see additional information relating to signature guarantees later in this prospectus.

EXCHANGING SHARES

■	You may request an exchange in writing, by phone, or by accessing your account through the internet.

SECTION B -SHAREHOLDER INFORMATION

■	You can exchange shares in one fund for shares in the same class of another TA IDEX fund.
■

The minimum exchange to a new fund account is $1,000 per fund account. This minimum is reduced to $500 per fund account if you elect to establish an Automatic Investment Plan (AIP) and it invests a minimum of $50 per month per fund account. If you want to exchange between existing fund accounts, the required minimum will be $50 per fund account.

■

An exchange is treated as a redemption of the fund’s shares, followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund that you do not own, please read the prospectus of that fund carefully.

■	If exchanging all shares, any active systematic plan will carry over unless otherwise instructed.
■	TA IDEX reserves the right to modify or terminate the exchange privilege at any time upon 60 days written notice.
■	TA IDEX reserves the right to deny any request involving transactions between classes of shares.

Please review your individual circumstances with your financial professional.

REDEMPTION FEES

Redemption Fee Assessment

A short-term trading redemption fee may be assessed on any shares in the fund account that are redeemed (whether voluntarily or involuntarily, and including redemptions that are part of an exchange transaction) during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria). Shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the fund.

This redemption fee is imposed to discourage short-term trading and is paid to the fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the fund and/or in your other TA IDEX fund accounts, TA IDEX may in its sole discretion determine that your trading activity may be detrimental to the fund as described in the “Market Timing/Excessive Trading” section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the fund and/or (ii) limit the method for requesting future redemptions out of the fund even if any such request would not exceed the guidelines described in this prospectus.

Redemptions through Financial Intermediaries

Except as otherwise provided, you are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of the fund or you are investing indirectly in the fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a savings plan (other than retirement plans described in Section 401(a), 401(k), 401(m), 403(b) or 457 of the Internal Revenue Code) or a 529 college savings plan that maintains a master account (an “Omnibus Account”) with the fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the fund’s redemption fee on the fund’s behalf from its customers’ accounts. As a result, the ability of the fund to monitor trades that are placed by Omnibus Accounts or other nominee accounts and assess redemption fees may be severely limited in those instances in which a broker, administrator or other intermediary maintains the record of the fund’s underlying beneficial owners. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems’ requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the fund. The fund will continue to encourage all financial intermediaries to develop the capability to assess the redemption fee from its customers who invest in the fund. If you are investing in fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a qualified retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the fund.

SECTION B -SHAREHOLDER INFORMATION

Waiver/Exceptions/Changes

Currently, TA IDEX does not impose redemption fees on redemption transactions made by investors in retirement plans described in Section 401(a), 401(k), 401(m), 403(b), and 457 of the Internal Revenue Code, or in “wrap” accounts established for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with TA IDEX or AFSG.

The fund reserves the right to waive the redemption fee at its discretion if the fund’s transfer agent believes such waiver is consistent with the best interests of the fund and to the extent permitted or required by applicable law. In addition, the fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days’ notice of any material changes, unless otherwise provided by law.

Involuntary Redemptions

The fund reserves the right to close your account if the account value falls below the fund’s minimum account balance, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the fund (such as market timing or frequent small redemptions), to the fullest extent permitted by law. Involuntary redemptions are subject to applicable redemption fees unless TA IDEX provides a waiver.

FEATURES AND POLICIES

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, the fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

The TA IDEX Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading which include limitations on the number of transactions in fund shares and redemption fees, as described in this prospectus. If you intend to engage in such practices, we request that you do not purchase shares of any of the funds. TA IDEX reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading. TA IDEX generally will consider four or more exchanges between TA IDEX funds, or frequent purchases and redemptions having a similar effect, during any rolling three-month period to be evidence of market timing or excessive trading by a shareholder or by accounts under common control (for example, related shareholders, or a financial adviser with discretionary trading authority over multiple accounts). However, TA IDEX reserves the right to determine less active trading to be “excessive” or related to market timing.

While TA IDEX discourages market timing and excessive short-term trading, TA IDEX cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements. In addition, implementation of TA IDEX’s restrictions against market timing and excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured and there is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems capabilities. Due to the risk that TA IDEX and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.

Reallocations in underlying funds by the fund in furtherance of the fund’s objective are not considered to be market timing or excess trading.

SECTION B -SHAREHOLDER INFORMATION

Customer Service

Occasionally, TA IDEX experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach TA IDEX by telephone, please consider visiting our website at www.transamericaidex.com. You may also send instructions by mail, by fax, or by using the in-touch line.

Uncashed Checks Issued on Your Account

If any check TA IDEX issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the net asset value next calculated after reinvestment.

If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks.

Minimum Dividend Check Amounts

To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.

Minimum Account Balance

Due to the proportionately higher cost of maintaining customer accounts with balances below the stated minimums for each class of shares, TA IDEX reserves the right to close such accounts or access an annual fee on such fund accounts to help offset the cost. TA IDEX generally provides a 60-day notification to the address of record prior to closing any account or assessing a minimum account fee. The following describes the fees assessed to fund accounts with balances below the state minimum:

Account Balance (per fund account)	Fee Assessment (per fund account)
If your balance is below $1,000	$25 fee assessed every year, until balance reaches $1,000

No fees will be charged on:

■	accounts opened within the preceding 12 months
■	accounts with an active monthly Automatic Investment Plan ($50 minimum per fund account)
■	accounts owned by an individual which, when combined by Social Security Number, have a balance of $5,000 or more
■	accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more
■	UTMA/UGMA accounts
■	State Street Custodial Accounts
■	Coverdell ESA accounts
■	Omnibus and Network Level 3 accounts
■	B-share accounts whose shares have started to convert to A-share accounts (as long as combined value of both accounts is at least $1,000)

Telephone Transactions

TA IDEX and its transfer agent, Transamerica Fund Services, Inc. (“TFS”) are not liable for complying with telephone instructions that are deemed by them to be genuine. TA IDEX and TFS will employ reasonable procedures to help ensure

SECTION B -SHAREHOLDER INFORMATION

telephone instructions are genuine. In situations where TA IDEX or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. TA IDEX reserves the right to modify the telephone redemption privilege at any time.

Retirement and ESA State Street Account Maintenance Fees

Retirement plan and Coverdell ESA State Street accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. An A-share account which only holds shares converted from a B-share account shall be considered one fund account for purposes of this fee. The fee is waived if the total of the retirement plan and ESA account(s)’ value per Social Security Number is more than $50,000.

Professional Fees

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by TA IDEX. Your financial professional will answer any questions that you may have regarding such fees.

Signature Guarantee

A signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange.

An original signature guarantee is required if any of the following is applicable:

■	You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.
■	You would like a check made payable to anyone other than the shareholder(s) of record.
■	You would like a check mailed to an address which has been changed within 10 days of the redemption request.
■	You would like a check mailed to an address other than the address of record.
■	You would like your redemption proceeds wired to a bank account other than a bank account of record.
•	You are adding or removing a shareholder from an account.
■	You are changing ownership of an account.

The fund reserves the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

An original signature guarantee may be refused if any of the following is applicable:

■	It does not appear valid or in good form.
■	The transaction amount exceeds the surety bond limit of the signature guarantee.
■	The guarantee stamp has been reported as stolen, missing or counterfeit.

Employer Sponsored Accounts

If you participate in an employer sponsored retirement plan and wish to make an allocation change to your current fund selection, you or your financial professional must notify TA IDEX by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation for allocations submitted online or in writing from your employer will be used to allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)

SECTION B -SHAREHOLDER INFORMATION

E-mail Communication

As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via email. For your protection, we ask that all transaction requests be submitted only via telephone, mail or through the secure link on our website.

Reinvestment Privilege

Within a 90-day period after you sell your shares, you have the right to “reinvest” your money in any fund of the same class. You will not incur a new sales charge if you use this privilege within the allotted time frame. Any contingent deferred sales charge (CDSC) you paid on your shares will be credited to your account. You may reinvest the proceeds of a Class B share sale (less the CDSC) in Class A shares without paying the up-front sales charge. To take advantage of the 90-day reinvestment privilege, a written request must accompany your investment check.

Statements and Reports

TA IDEX will send you a confirmation statement after every transaction that affects your account balance or registration (except that transactions necessary to access account fees (such as retirement plan maintenance fees or minimum account fees) disclosed in this prospectus will be shown in your next regularly scheduled statement). Please review the confirmation statement carefully and promptly notify TA IDEX in writing within 90 days of any error or you will be deemed to have ratified the transaction as reported to you. If you are enrolled in the Automatic Investment Plan and invest on a monthly basis, you will receive a quarterly confirmation. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.

Please retain your statements. If you require historical statements, TA IDEX may charge $10 per statement year up to a maximum of $50 per Social Security Number.

Financial reports for the fund, which include a list of the holdings, will be mailed twice a year to all shareholders.

PRICING OF SHARES

How Share Price Is Determined

The price at which shares are purchased or redeemed is the net asset value per share (“NAV”) that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.

When Share Price Is Determined

The NAV of the fund and shares of the underlying funds in which the fund invests is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Orders for shares of the fund and corresponding orders for the TA IDEX underlying funds are priced on the same day when orders for shares of the fund are received. Consequently, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the fund before the close of business on the NYSE is deemed to constitute receipt of a proportional order for the corresponding TA IDEX underlying funds on the same day, so that both orders generally will receive that day’s NAV.

Foreign securities held by the underlying funds in which the fund invests may trade in their primary markets on weekends or other days when the underlying funds do not price their shares (therefore, the NAV of an underlying fund holding foreign securities may change on days when the shareholders will not be able to buy or sell shares of the fund).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

SECTION B -SHAREHOLDER INFORMATION

How NAV Is Calculated

The NAV of the fund and each underlying fund (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number or shares the fund (or class) that are then outstanding. In the case of the fund, because it invests substantially all of its assets in underlying funds under normal market conditions, its NAV will depend on the NAVs of the underlying funds in which it invests.

In general, securities and other investments held by an underlying fund (or in certain circumstances, the fund) are valued at market value when market quotations are readily available. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with the underlying funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an underlying fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the underlying fund determines its NAV per share.

CHOOSING A SHARE CLASS

TA IDEX offers two share classes in this prospectus, each with its own sales charge and expense structure.

The amount of your investment and the amount of time that you plan to hold your shares will determine which class of shares you should choose. You should make this decision carefully because all of your future investments in your account will be in the same share class that you designate when you open your account. Your financial professional can help you choose the share class that makes the best sense for you.

If you are investing a large amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class C shares (if you plan to invest for a period of less than 5 years).

TA IDEX may, at any time and in its sole discretion, add, delete, or change the sales charges for any share class.

Class A Shares - Front Load

With Class A shares, you pay an initial sales charge only when you buy shares. (The offering price includes the sales charge.) There are 12b-1 distribution and service fees of up to 0.35% per year.

If you are investing $1 million or more, you can purchase Class A shares without any sales charge. However, if you redeem any of those shares within the first 24 months after buying them, you will pay a 1.00% contingent deferred sales charge

SECTION B -SHAREHOLDER INFORMATION

(CDSC), unless they were purchased through a retirement plan described in Section 401(a), 401(k), 401(m), or 457 of the Internal Revenue Code, or through a “wrap” account for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with TA IDEX or AFSG.

Class C Shares - Level Load

With Class C shares, you pay no initial sales charge. You will pay a 1.00% CDSC if shares are redeemed during the first 12 months. There are 12b-1 distribution and service fees of up to 1.00% per year. Currently, investors who purchase Class C shares of the fund through Merrill Lynch, Pierce, Fenner & Smith Incorporated will not be subject to any CDSC otherwise payable with respect to redemptions of such Class C shares of the fund. This CDSC waiver may be terminated at any time.

The maximum purchase order in Class C shares is $999,999.99.

Contingent Deferred Sales Charge

Your shares may be subject to a CDSC. Dividends and capital gains are not subject to the sales charge. There is no charge on any increase in the value of your shares. TA IDEX will always use the first in, first out method to fulfill your redemption requests. If your shares are worth less than when you bought them, the charge will be assessed on their current, lower value. In some cases, the sales charge may be waived.

WAIVERS AND / OR REDUCTIONS OF CHARGES

Class A Sales Charge Reductions

You can lower the sales charge percentage in the following ways:

■	Substantial investments receive lower sales charge rates (see tables below).
■

The “rights of accumulation” allows you, your spouse and children under age 21 to include the value of your existing holdings in any class of shares of the TA IDEX funds to determine your Class A sales charge. Breakpoints are derived from the daily NAV at the market close, and the current combined NAV value at the time of the purchase and the gross amount of the new purchase.

■

A “Letter of Intent” (“LOI”) allows you, your spouse and children under age 21 to count all share investments, up to a maximum of $1 million, in a TA IDEX fund over the next 13 months, as if you were making them all at once, to qualify for reduced sales charges on your Class A investments. Purchases made up to 90 days prior to establishing your LOI will be counted toward meeting the amount stated in your LOI, and the 13 month period will then begin on the date of your first purchase within the 90 day period. Purchases applied at NAV made after the establishment of your LOI (as a result of another waiver or sales charge reduction) shall not count toward meeting the amount stated in your LOI. TA IDEX will reserve a portion of your shares to cover any additional sales charge that may apply if you do not purchase the amount stated in your LOI.

•

By investing as part of a qualified group. An individual who is a member of a qualified group may purchase Class A shares at the reduced sales charge applicable to that group as a whole. A “qualified group” is one which has at least ten members; has been in existence for at least six months; has some purpose in addition to the purchase of mutual fund shares at a discount; has agreed to include fund sales publications in mailings to members; has arrangements made for access to the group which are satisfactory to TA IDEX’s transfer agent established for verification that the group meets these requirements; and the group’s sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or a broker-dealer, clients of an investment adviser or security holders of a company. TA IDEX reserves the right to waive the requirement that the group continue to meet the minimum membership requirement or the requirement that an investor continues to belong to the group in order to qualify for lower sales charges (but not to waive either of these requirements initially). To establish a group purchase program, both the group itself and each participant must complete an application. Please contact Customer Service (1-888-233-4339) for further information and assistance. Qualified group accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the qualified group.

■

By investing in a SIMPLE IRA plan, you and all plan participants will receive a reduced sales charge on all plan contributions that exceed quantity discount amounts. SIMPLE IRA plan accounts are not eligible to be counted under a

SECTION B -SHAREHOLDER INFORMATION

rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the SIMPLE IRA plan.

Class A Share Quantity Discounts
Amount of Purchase*	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested
Under $50,000	5.50%	5.82%
$50,000 to under $100,000	4.75%	4.99%
$100,000 to under $250,000	3.50%	3.63%
$250,000 to under $500,000	2.75%	2.83%
$500,000 to under $1,000,000	2.00%	2.04%
$1,000,000 and over	0.00%	0.00%
*

The fund’s distributor, AFSG Securities Corporation (“AFSG”), must he notified when a purchase is made that qualifies under any of the above provisions. Consequently, when a purchaser acquires shares directly from TA IDEX, he/she must indicate in his/her purchase order that such purchase qualifies under any of the above provisions, and must provide enough information to substantiate that claim. When a purchaser acquires shares through a dealer or other financial intermediary, he/she must inform his/her dealer or other financial intermediary of any facts that may qualify a purchase for any of the above provisions, such as, for example, information about other holdings of Class A shares of the fund that the purchaser has, directly with TA IDEX, or through other accounts with dealers or financial intermediaries. To substantiate a claim, it may be necessary for a purchaser to provide AFSG or his/her dealer or other financial intermediary information or records regarding shares of TA IDEX held in all accounts (e.g., retirement plan accounts) of the purchaser directly with TA IDEX or with one or several dealers or other financial intermediaries, including to substantiate “rights of accumulation” accounts held by a spouse and children under age 21.

Waiver of Class A Initial Sales Charges

Class A shares may be purchased without a sales charge by:

•

Current or former TA IDEX trustees, directors, officers, full-time employees, sales representatives of TA IDEX, TFAI, their affiliates, and any of the sub-advisers, and immediate family members thereof.

•	Directors, officers, full-time employees and sales representatives of dealers having a sales agreement with AFSG.
•	Any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons.
•	“Wrap” accounts for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with TA IDEX or AFSG.
•

For qualified retirement plans that are held through an Omnibus or Network Level 3 account arrangement, TA IDEX will treat Class A share purchases in an amount of less than $1 million as if such purchases were equal to an amount in excess of $1 million. Qualified retirement plans that made Class A share purchases prior to April 28, 2006 without a sales charge may continue to make Class A share purchases without a sales charge. These accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the qualified retirement plan.

•	TA IDEX Asset Allocation portfolio investments in underlying TA IDEX funds.

Persons eligible to buy Class A shares at NAV may not impose a sales charge when they re-sell those shares.

Waiver of Class A and Class C Contingent Deferred Sales Charges

You will not be assessed a sales charge for shares if you sell in the following situations:

■

Following the death of the shareholder on redemptions from the deceased person’s account only. If this deceased person’s account is re-registered to another name, sales charges would continue to apply to this new account. The transfer agent will require satisfactory proof of death before it determines to waive the CDSC fee.

SECTION B -SHAREHOLDER INFORMATION

■

Following the total disability of the shareholder (as determined by the Social Security Administration - applies only to shares held at the time the disability is determined). The transfer agent will require satisfactory proof of disability before it determines to waive the CDSC fee.

■

On redemptions made under TA IDEX’s systematic withdrawal plan (may not exceed 12% of the account value per fund on the day the systematic withdrawal plan was established). NOTE: The amount redeemed under this waiver does not need to be under a systematic withdrawal plan. If it is not under a systematic withdrawal plan, it is limited to one redemption per calendar year up to 12% of your account balance per fund at the time of redemption.

■	If you redeem your shares and reinvest the proceeds in the same class of any fund within 90 days of redeeming, the sales charge on the first redemption is waived.

Information on sales charge reductions and/or waivers can also be found on the TA IDEX website at www.transamericaidex.com.

DISTRIBUTION OF SHARES

Distribution Plans

The Board of Trustees of TA IDEX has adopted a 12b-1 Plan for classes of shares in certain funds of TA IDEX.

Distribution of Class A Shares. AFSG receives the sales fees or loads imposed on these shares (up to 5.50% of the offering price, which includes the sales load) and reallows a portion of those fees to the sellers of the shares. AFSG also receives fees under a Rule 12b-1 Plan of Distribution. Under its Plan for Class A shares, the fund may pay AFSG a distribution fee of up to 0.35% annually which includes a service fee of 0.25%. Fees are based on the average daily net assets of Class A shares.

However, if the service fees rise, the distribution fee is lowered so that the total fees payable don’t exceed 0.35% annually.

Distribution of Class C Shares. For these shares, the fund may pay AFSG an annual distribution of up to 1.00%, which includes an annual service fee of 0.25%.

The Effect of Rule 12b-1. Because the fund has 12b-1 Plans, even though C shares do not carry up-front sales loads, the higher distribution and service fees payable by those shares may, over time, be higher than the total fees paid by owners of Class A shares. In general, because 12b-1 plan fees are paid on an ongoing basis, these fees will increase the cost of your investment and may cost more than other types of sales charges. For a complete description of the fund’s 12b-1 Plans, see the SAI.

OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS

Transamerica Capital, Inc. (TCI) (an affiliate of TFAI, TIM and AFSG), TFAI, TIM and other fund sub-advisers, directly or through TCI, out of their own resources and not out of fund assets (i.e., without additional cost to the fund or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the fund and other TA IDEX funds or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by a fund to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the fund, and thus, do not result in increased fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of this prospectus, and they do not change the price paid by investors for the purchase of the fund’s shares or the amount received by a shareholder as proceeds from the redemption of fund shares.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the fund and/or shareholders in the fund, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI and the other parties making these payments generally assess the advisability of continuing making these payments periodically.

SECTION B -SHAREHOLDER INFORMATION

These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of gross or net sales; (ii) as a percentage of gross or net assets under management; and/or (iii) as a fixed or negotiated dollar-amount. As of the date of this prospectus, TCI may make revenue sharing payments equal to a percentage of periodic sales, such as monthly or quarterly sales, ranging from 5 basis points (0.05%) to 45 basis points (0.45%). In addition, TCI participates in ticket charge programs with Associated Securities, Inc., Securities America and Centaurus Financial, in which TCI reimburses the broker/dealer for ticket charges or modifies its payment from $0 to $20, depending upon the amount of the ticket charge. TCI also pays flat annual fees ranging from $5.000 to $17,500 to Centaurus Financial, Transamerica Financial Advisors and Associated Securities, Inc. TCI is also committed to pay to participate in meetings and events of other broker/dealers and banks.

As of the date of this prospectus, TCI has such revenue sharing arrangements with over 20 brokers and other financial intermediaries, of which some of the more significant include arrangements with The Advisors Group, Associated Securities, Inc., Centaurus Financial, Compass Group, Duerr Financial Corp, Hantz Financial Services, Harbour Investments, Investors Capital, Legg Mason, Merrill Lynch, Morgan Stanley, PNC, Prudential Investments, RBC Dain Rauscher, Securities America, Signator Investors, Transamerica Financial Advisors, UBS Financial, US Bancorp and Wachovia Securities.

For the calendar year ended December 31, 2005, TCI paid approximately $3.1 million to various brokers and other financial intermediaries in connection with revenue sharing arrangements.

For the same period, TCI received revenue sharing payments ranging from $3,000 to $112,000 for a total of $605,041 from the following financial services firms to participate in its events: T. Rowe Price; American Century; Transamerica Investment Management; Fidelity; Merrill Lynch; Pacific Investment Management, LLC; Van Kampen Investments; Prudential; MFS; Lehman Brothers; Great Companies; Franklin Templeton; Evergreen Investments; Citigroup; Bank of America; and Janus Capital Management.

In addition, while AFSG typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, AFSG may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled “Dealer Reallowances” of the SAI.)

From time to time, TCI, its affiliates and/or TFAI may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events. For example, representatives of TCI visit brokers and other financial intermediaries on a regular basis to educate them about the fund and to encourage the sale of fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the fund, and/or revenue sharing arrangements for selling shares of the fund may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the fund over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the fund.

Although the fund may use financial firms that sell fund shares to effect transactions for the fund’s portfolio, the fund and its investment adviser or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.

UNDERWRITING AGREEMENT

TA IDEX has an Underwriting Agreement with AFSG Securities Corporation (AFSG), located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of TFAI and TA IDEX. Under this agreement, AFSG underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. The fund pays AFSG, or its

SECTION B -SHAREHOLDER INFORMATION

agent, fees for its services. Of the distribution and service fees it receives for Class A shares, AFSG, or its agent, reallows or pays to brokers or dealers who sold them 0.25% of the average daily net assets of those shares. In the case of Class C shares, AFSG or its agent reallows its entire fee to those brokers or dealers.

DISTRIBUTIONS AND TAXES

Taxes on Distributions in General

The fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the fund will not have to pay income tax on amounts it distributes to shareholders, most shareholders will be taxed on amounts they receive. Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay any tax on distributions. (See below for special rules applicable to particular funds.) If the fund declares a dividend in October, November, or December but pays it in January, you will be taxed on the dividend as if you received it in the previous year.

You normally will be taxed on distributions you receive from the fund, regardless of whether they are paid to you in cash or are reinvested in additional fund shares. A particular distribution generally will be taxable as either ordinary income or as long-term capital gain. Distributions that are derived from net long-term capital gains will typically be taxed as long-term capital gain. Other distributions will usually be taxable as ordinary income. Except as described below, the tax consequences of a distribution do not depend upon how long you held your fund shares.

The fund can have income, gains or losses from any distributions or redemptions in the underlying funds. Distributions of the long-term capital gains of the fund or underlying funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income. The structure of the fund and the reallocation of investments among underlying funds could affect the amount, timing and character of distributions.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the fund are generally taxed to individual taxpayers:

■

Distributions of earnings from qualifying dividends and qualifying long-term capital gains from an underlying fund to the fund which is distributed to individual shareholders will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets).

■

Note that distributions of earnings from dividends paid by certain “qualified foreign corporations” to the underlying fund which is then distributed to the fund can also qualify for the lower tax rates on qualifying dividends.

■	A shareholder and the fund will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.
■

Distributions of earnings from an underlying fund to the fund of non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. As a result, distributions from underlying funds that invest primarily in debt securities to the fund, such as money market funds and bond funds, will not generally qualify for the 15% rate.

The fund will send you a tax report annually summarizing the amount of and the tax aspects of your distributions.

If you buy shares of the fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

Taxes on the Sale or Exchange of Shares

If you sell shares of the fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will be long-term capital gain if you held the shares for more than one year and otherwise short-term capital gain. Such gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds (or the value of the shares received in the case of an exchange), you will recognize a taxable loss

SECTION B -SHAREHOLDER INFORMATION

on the sale of shares of the fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares.

Withholding Taxes

As with all mutual funds, the fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-Resident Alien Withholding

If you are a non-U.S. investor, you must provide a U.S. mailing address to establish an account unless your broker/dealer firm submits your account through the National Securities Clearing Corporation. Your broker/dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker/dealer and returned to us before future purchases can be accepted. Shareholders that are not U.S. investors under the federal tax laws may be subject to U.S. withholding and are generally subject to U.S. tax certification requirements. Additionally, the appropriate tax form (generally, a W-8BEN form) and documentary evidence is required if you are not a U.S. citizen or U.S. resident alien.

Other Tax Information

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from TA IDEX. More information is provided in the SAI. You should also consult your own tax advisor for information regarding all tax consequences applicable to your investments in TA IDEX.

INVESTMENT POLICY CHANGES

Unless expressly designated as fundamental, all policies and procedures of the fund may be changed by TA IDEX’s Board of Trustees without shareholder approval. To the extent authorized by law, TA IDEX and the fund reserve the right to discontinue offering shares at any time, or to cease operations entirely.

APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS

HOW TO USE THIS SECTION

In the discussions of the fund, you found descriptions of the principal strategies and risks associated with the fund. In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the fund then refer to this section and read about the particular risks. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (‘‘1940 Act’’) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a fund’s assets over a number of issuers to reduce risk. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund. The fund qualifies as diversified funds under the 1940 Act.

INVESTING IN COMMON STOCKS

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a fund may hold fluctuate in price, the value of a fund’s investments in the fund will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks generally come with a promise to pay a stated dividend, their price could depend more on the size of the dividend than on the company’s performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See ‘‘Investing in bonds,’’ below.)

INVESTING IN CONVERTIBLES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company’s common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., risk of loss due to fluctuation in value) because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose money. Price changes may be temporary or for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

▪

CHANGES IN INTEREST RATES. Bond prices tend to move inversely to interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertible securities.

▪

LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond generally is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

▪

DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond’s term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

▪

DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody’s Investors Service (Moody’s) and Standard & Poor’s Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond’s rating. This is virtually certain to cause the bond to drop in price.

▪

LOW QUALITY. High-yield/high-risk securities (commonly known as ‘‘junk bonds’’) have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a fund may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

▪

LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may ‘‘dry up.’’ In that case, the bond may be hard to sell or ‘‘liquidate’’ (convert to cash). Please see Appendix B for a description of bond ratings.

INVESTING IN FIXED-INCOME INSTRUMENTS

Fixed-Income Instruments, which as used in this prospectus include, without limitation:

▪	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (‘‘U.S. Government Securities’’);
▪	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
▪	mortgage-backed and other asset-backed securities;
▪	inflation-indexed bonds issued both by governments and corporations;
▪	structured notes, including hybrid or ‘‘indexed’’ securities, event-linked bonds and loan participations;
▪	delayed funding loans and revolving credit facilities;
▪	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
▪	repurchase agreements and reverse repurchase agreements;
▪	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
▪	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation, those described in connection with investments in bonds (see above).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

▪

CHANGES IN CURRENCY VALUES. Foreign securities may be sold in currencies other than U.S. dollars. If a currency’s value drops relative to the dollar, the value of your fund shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country’s overseas investments; and intervention by banks. Some funds also invest in American Depositary Receipts (ADRs) and American Depositary Shares

31

(ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS.

▪	CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A fund’s investments in foreign currency-denominated securities may reduce the returns of the fund.
▪	DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.
▪	LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.
▪	LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.
▪	MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.
▪	LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.
▪	SETTLEMENT DELAYS. ‘‘Settlement’’ is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.
▪	HIGHER CUSTODIAL CHARGES. Fees charged by the fund’s custodian for holding shares are higher for foreign securities than those of domestic securities.
▪

VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

▪	POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.
▪	DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.
▪

HEDGING. A fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund’s currency exposure from one currency to another removes the fund’s opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser’s projection of future exchange rates is inaccurate.

▪

EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries typically are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your fund may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

▪

DERIVATIVES. Certain of the funds use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps).

32

There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a fund may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. A fund bears the risk that the counterparty could default under a swap agreement. Further, certain funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are ‘‘commodity-linked’’ or ‘‘index-linked’’ notes. They are sometimes referred to as ‘‘structured notes’’ because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a fund economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a fund may receive more or less principal than it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the funds:

▪

MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

▪

CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

▪

LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

▪

LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each fund will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

▪

LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a fund will engage in derivatives transactions at any time or from time to time. A fund’s ability to use derivatives may be limited by certain regulatory and tax considerations.

▪

MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way that is detrimental to a fund’s interest. If a fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a fund, the fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. A fund may also have to buy or sell a security at a disadvantageous time or price because the

33

fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a fund’s use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

SWAPS AND SWAP-RELATED PRODUCTS

A fund’s sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.

▪

COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the fund may be required to pay a higher fee at each swap reset date.

▪

INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund’s sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap. Under the

34

documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not7 collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the fund’s securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund’s limitations on investing in illiquid securities. If a fund’s manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

INVESTING IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

▪	declining real estate value;
▪	risks relating to general and local economic conditions;
▪	over-building;
▪	increased competition for assets in local and regional markets;

35

▪	increases in property taxes;
▪	increases in operating expenses or interest rates;
▪	change in neighborhood value or the appeal of properties to tenants;
▪	insufficient levels of occupancy;
▪	inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a fund may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A fund’s investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a fund invests in other investment companies, including exchange-traded funds, it bears its pro rata share of these investment companies’ expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain funds may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the “1933 Act”). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a fund could, however, adversely affect the marketability of such security and the fund might be unable to dispose of such security promptly or at reasonable prices.

PORTFOLIO TURNOVER

36

A fund may engage in a significant number of short-term transactions, which may lower fund performance. High turnover will not limit a manager’s ability to buy or sell securities for these funds. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a fund. The funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a fund’s objective or its principal strategies and policies, as a fundamental policy governing concentration, no fund will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies. In addition, to the extent a fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk loss due to factors affecting the country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, natural resources industries can be significantly affected by events relating to international political developments, natural disasters, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations. At times, the performance of securities of companies in the energy and other natural resources industry will lag the performance of other industries or the broader market as a whole. Banks and financial institutions subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain funds may lend securities to other financial institutions that provide cash or other securities as collateral. This involves risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to a fund.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform or underperform other funds that employ a different investment style. A fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain other types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the fund’s Board of Trustees. No fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the funds to other risks and considerations, which are discussed in the funds’ SAI.

37

APPENDIX B

BOND RATINGS

BRIEF EXPLANATION OF RATING CATEGORIES	Bond Rating	Explanation
Standard & Poor’s Corporation	AAA	Highest rating; extremely strong capacity to pay principal and interest.
	AA	High quality; very strong capacity to pay principal and interest.
	A	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
BBB

Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

BB,B, and CC,CC,C

Predominantly speculative with respect to the issuer’s capacity to meet required interest and principal payments. BB — lowest degree of speculation; C — the highest degree of speculation. Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions

	D	In default.

Plus (+) or Minus (-) — The ratings from “AA” to” BBB” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Unrated — Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Moody’s Investors Service, Inc.	Aaa	Highest quality, smallest degree of investment risk.
	Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.
	A	Upper-medium grade obligations; many favorable investment attributes.
Baa

Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

	Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

38

B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.
Ca	Speculative in a high degree; could be in default or have other marked short-comings.
C	Lowest-rated; extremely poor prospects of ever attaining investment standing.

Unrated — Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.
2.	The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.
3.	There is a lack of essential data pertaining to the issue or issuer.
4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

39

NOTICE OF PRIVACY POLICY

At Transamerica IDEX Mutual Funds, protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address and account number;
•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and
•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our privacy policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note: This privacy policy applies only to customers that have a direct relationship with us or our wholly-owned subsidiaries. If you own shares of a Transamerica IDEX Mutual Fund in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Both the investment returns and principal value of mutual funds will fluctuate over time so that shares, when redeemed, may be worth more or less than their original cost.

Transamerica IDEX Mutual Funds

www.Transamericaidex.com

P.O. Box 9012 Clearwater, FL 33758-9012

Customer Service: 1-888-233-4339 Sales Support: 1-800-851-7555

Distributor: AFSG Securities Corporation, Member NASD

Shareholder inquiries and transaction requests should be mailed to:

Transamerica IDEX Mutual Funds

P.O. Box 219945

Kansas City, MO 64121-9945

ADDITIONAL INFORMATION about the fund is contained in the Statement of Additional Information, dated December 27, 2006, and in the annual and semi-annual reports to shareholders, which are incorporated by reference into this prospectus. Other information about the fund has been filed with and is available from the U.S. Securities and Exchange Commission. Information about the fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington D.C. 20549-0102. Reports and other information about the fund are also available on the Commission’s Internet site at http://www.sec.gov. To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to make other inquiries about the fund, call or write to Transamerica IDEX Mutual Funds at the phone number or address above. In the Transamerica IDEX annual report, you will find a discussion of the market conditions, and investment strategies that significantly affected the fund’s performance during the last fiscal year.

The Investment Company Act File Number for Transamerica IDEX Mutual Funds is 811-04556.